GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

Supplement dated November 27, 2015
to the Prospectus Supplement dated October 9, 2015
to the Prospectus dated September 30, 2015
and the Statement of Additional Information dated September 30, 2015

This is a supplement (the “Supplement”), to the Prospectus Supplement dated October 9, 2015 (the “Prospectus Supplement”) to the Prospectus dated September 30, 2015 and the Statement of Additional Information dated September 30, 2015 of Guggenheim Strategic Opportunity Fund relating to the issuance and sale of Common Shares pursuant to a Controlled Equity OfferingSM Sales Agreement among the Fund, the Investment Adviser and Cantor Fitzgerald. This Supplement updates certain information in the Prospectus Supplement, and the related Prospectus and Statement of Additional Information as follows. Certain capitalized terms used and not defined herein have the meanings set forth in the Prospectus Supplement or the Prospectus.

Investment Objective and Policies

The Board of Trustees of the Fund has approved certain changes to the Fund’s non-fundamental investment policies, which will become effective as of February 5, 2016.

The Fund will continue to pursue its investment objective to maximize total return through a combination of current income and capital appreciation. In addition, the Fund will continue to seek to achieve its investment objective by investing among a wide variety of Income Securities and Common Equity Securities.

As an alternative to investing in Common Equity Securities directly, the Fund may seek to obtain exposure to Common Equity Securities through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices and/or through derivative instruments that replicate the economic characteristics of exposure to Common Equity Securities. To the extent that the Fund seeks exposure to Common Equity Securities through derivative instruments, the Fund currently expects to obtain such exposure primarily through futures contracts and total return swaps on equity indices.

The Fund currently employs a strategy of writing (selling) covered call and put options on Common Equity Securities held by the Fund. Pursuant to its current covered call option strategy, the Fund does not write “naked” or uncovered call options. However, in connection with seeking exposure to Common Equity Securities through derivative instruments, the Fund will modify its option strategy. Pursuant to this option strategy, the Fund may write (sell) covered call options on individual Common Equity Securities or ETFs held by the Fund or on indices tracked by ETFs held by the Fund. The Fund may also write call options on securities that are not directly held by the Fund or on indices, or ETFs that track indices, that do not directly correspond to securities held by the Fund, but which the Sub-Adviser expects to have returns and economic characteristics that are closely correlated with certain of the Fund’s holdings or the securities or indices to which the Fund has otherwise obtained investment exposure. In addition, the Fund may, from time to time, buy or sell put options on individual Common Equity Securities and, to a lesser extent, on indices of securities and sectors of securities. To the extent the Fund seeks to obtain equity exposure primarily through derivative instruments that replicate the economic characteristics of exposure to Common Equity Securities, the Fund expects to implement its option strategy primarily by writing call options on the securities or indices to which the Fund has obtained investment exposure or on securities or indices that the Sub-Adviser expects to have returns and economic characteristics that are closely correlated with certain of the Fund’s holdings or the securities or indices to which the Fund has obtained investment exposure. While there are special risks associated with uncovered option writing, because the Fund intends to write options on the securities or indices to which the Fund has obtained investment exposure or on securities or indices that the Sub-Adviser expects to have returns and economic characteristics that are closely correlated to such securities or indices, such positions are expected to economically offset some or all of the risk associated with the written option.

The Fund’s Investments

Futures and Options on Futures. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various securities and securities indices. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities or indices, and such losses may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund’s use of futures contracts will be advantageous. Financial covenants related to borrowings by the Fund may limit use of these transactions. The Fund may, without limit, enter into futures contracts or options on futures contracts. The Fund may enter into futures contracts or options on futures for the purchase or sale of securities, securities indices or other financial instrument.

A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Fund intends to enter into swaps primarily on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.

The net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

Currency swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

 The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Risks

There are certain additional risks associated with seeking exposure to Common Equity Securities through derivative instruments and writing uncovered call options.  For a more complete discussion of the risk considerations associated with an investment in the Fund consider these risks together with the risks described under the heading “Risks” in the accompanying prospectus.

Derivative Transactions Risks. The Fund may engage in various derivatives transactions in order to earn income or enhance total return, facilitate portfolio management, including for investment purposes, such as obtaining investment exposure to an investment category, diversification purposes, or to change the duration of the Fund, and to mitigate risks, such as hedging against fluctuations in securities prices or interest rates. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. There may be imperfect correlation between the value of derivative instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on the Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective. In connection with certain derivatives transactions, the Fund may be required to segregate liquid assets or otherwise cover such transactions. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. Segregating assets and covering positions will not limit or offset losses on related positions.

Synthetic Investments Risk. The Fund may be exposed to certain additional risks to the extent the Sub-Adviser uses derivatives as a means to synthetically implement the Fund’s investment strategies. Synthetic investments may be imperfectly correlated to the investment the Adviser is seeking to replicate. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. Customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Risks Associated with Uncovered Call Options. There are special risks associated with uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price. However, the Fund intends to write options on the securities or indices to which the Fund has obtained investment exposure or on securities or indices that the Sub-Adviser expects to have returns and economic characteristics that are closely correlated to such securities or indices. Therefore, the Fund will hold other positions, such as a purchased futures contract (or a “long” futures position) on the underlying security or index, which the Sub-Adviser expects to economically offset some or all of the risk of loss should the price of the underlying security or index increase. When the Fund writes uncovered call options on securities, including exchange traded funds, the Fund will segregate or earmark cash or liquid assets that, when added to amounts deposited by the Fund with a broker as margin, equal the market value of the security underlying the call option (but are no less than the exercise price of the call option). When the Fund writes uncovered index call options, the Fund will earmark or segregate cash or liquid securities in an amount at least equal to the current value of the Fund’s net payment obligation under the terms of such call option (i.e., the exercise settlement amount determined daily on a marked to market basis) in accordance with applicable interpretations of the SEC. Securities so segregated will be unavailable for sale (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely impact the ability of the Fund to pursue its investment objective.

Futures Risk. Futures entail certain risks. There is no assurance that futures contracts can be offset at favorable prices, possible lack of liquidity due to daily limits on price fluctuations, and imperfect correlation between the contracts and the underlying securities or indices. The Fund’s ability to establish and close out positions in futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase only exchange-traded futures contracts for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract at any particular time. In the event no liquid market exists for a particular futures contract in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price. In the case of a futures contract that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed. If the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Swap Risk. The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps are subject to new federal legislation implemented through rulemaking by the SEC and the Commodity Futures Trading Commission. Further regulatory developments in the swap market may adversely impact the swap market generally or the Fund’s ability to use swaps.

Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

***

Shares of closed-end funds frequently trade at a discount to their net asset value, which may increase the risk of loss. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period of time after completion of this offering. Investors will be acquiring shares at a premium to net asset value, therefore investors in this offering are likely to experience an immediate dilution of their investment.

Investing in the Fund’s Common Shares involves certain risks. See “Risks” beginning on page 60 of the accompanying Prospectus. You should consider carefully these risks together with all of the other information contained in the Prospectus Supplement and the accompanying Prospectus before making a decision to purchase Common Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Supplement, the Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.